EXHIBIT 10.1

EXECUTION COPY
CONSENT MEMORANDUM

TO:	Schawk, Inc. Lender Group
FROM:	Schawk, Inc.
RE:	Consent re: Specified Voting Arrangements
DATE:	March 14, 2014

Reference is hereby made to that certain Second Amended and Restated Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of January 27, 2012, by and among Schawk, Inc. (the “Company”), the Subsidiary Borrowers (as defined therein) from time to time parties thereto, the Alternate Currency Borrowers (as defined therein, collectively, with the Company and the Subsidiary Borrowers, the “Borrowers”) from time to time parties thereto, the lenders parties thereto (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as agent (the “Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

The Company has informed the Lenders and the Agent that (i) the Company is currently in negotiations with an entity previously disclosed to the Lenders and code named Moonlight (“Moonlight”) pursuant to which the Company may be acquired by Moonlight pursuant to a merger of a wholly-owned subsidiary of Moonlight with and into the Company (the “Merger”) and (ii) in connection therewith, certain stockholders of the Company are considering entering into a stockholder agreement (in substantially the form attached hereto as Exhibit A, the “Stockholder Agreement”) with Moonlight pursuant to which such stockholders shall, subject to the terms and conditions set forth therein, (A) vote their equity interests in the Company in favor of the Merger and (B) grant an irrevocable proxy to Moonlight and its executive officers and other designees to vote their shares as contemplated by the foregoing clause (A) (the foregoing agreements by such stockholders being referred to herein as the “Specified Voting Arrangements”).  The Specified Voting Arrangements would constitute a “Change of Control” under the Credit Agreement pursuant to clause (A) of such definition and therefore the Company has requested that, notwithstanding the foregoing, the Agent and the Lenders consent to and agree (the “Consent”) that the Specified Voting Arrangements shall not constitute a Change of Control; provided that, for the avoidance of doubt, it is expressly understood and agreed that this Consent does not permit or otherwise approve or consent to the Merger and that the Merger shall constitute a Change of Control, which will require a separate consent if and when the Merger is consummated.

Please indicate your Consent by executing two (2) counterparts of your attached signature page to this Consent Memorandum and, upon execution, return one copy by fax or e-mail to the attention of Michael Peluso at Sidley Austin LLP, counsel to the Agent (fax number: 312/853-7036; e-mail: mpeluso@sidley.com) no later than 12:00 noon (Chicago time) on March 14, 2014 and return two (2) originals to Michael Peluso at Sidley Austin LLP, One South Dearborn Street, Chicago, Illinois 60603.  Please make any necessary corrections or adjustments to your signature block prior to execution and delivery.  Upon receipt by the Agent of (i) executed signature pages via facsimile or e-mail from the Borrowers, the Agent and the Required Lenders pursuant to Section 9.3 of the Credit Agreement and (ii) evidence reasonably satisfactory to the Agent that the Note Documents have been modified in a manner consistent with this Consent Memorandum, this Consent Memorandum will be effective.

Except as otherwise expressly provided herein, this Consent Memorandum shall not be deemed or otherwise be construed as a waiver, amendment, or other modification with respect to any term, condition, or any other provision of the Credit Agreement, any other Loan Document or otherwise.

This Consent Memorandum may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Consent Memorandum by electronic mail or facsimile transmission shall be effective as an original and shall constitute a representation that an original will be delivered.  This Consent Memorandum shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

This Consent shall terminate on the earliest of (i) the termination of the Stockholder Agreement, (ii) the termination of the merger agreement in respect of the Merger or the abandonment of the Merger and (iii) October 31, 2014.

[Signature Pages Follow]

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Agent
By:	/s/Robert Whitecotton
Name: Robert Whitecotton
Title: Underwriter

  Signature Page to Consent Memorandum
(Schawk, Inc.)

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/Brian Caldwell
Name: Brian Caldwell
Title: Senior Vice President

  Signature Page to Consent Memorandum
(Schawk, Inc.)

BANK OF AMERICA, N.A., as a Lender
By:	/s/Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

Signature Page to Consent Memorandum
(Schawk, Inc.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/Robert J. Stegmann
Name: Robert J. Stegmann
Title: Senior Vice President

Signature Page to Consent Memorandum
(Schawk, Inc.)

NORTH SHORE COMMUNITY BANK & TRUST COMPANY, as a Lender
By:	/s/Eric M. Edelhart
Name: Eric M. Edelhart
Title: SVP

Signature Page to Consent Memorandum
(Schawk, Inc.)

Acknowledged and Agreed:

SCHAWK, INC.
By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: EVP & CFO

SCHAWK USA INC.
By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: EVP & CFO

SCHAWK UK LIMITED (Co. No. 03462552)
By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: EVP & CFO

SCHAWK LUXEMBOURG, S.À.R.L.
By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: EVP & CFO

SCHAWK CANADA INC.
By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: EVP & CFO

Signature Page to Consent Memorandum
(Schawk, Inc.)